Scudder
Tax Free
Money Fund

Annual Report
May 31, 1999

No-Load Funds

A money market fund offering opportunities for income exempt from regular federal income tax and stability of principal from high-quality, short-term municipal securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                           Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  1/9/80   Total Net Assets as of       Ticker Symbol:  STFXX
                            5/31/99: $257.4 million
--------------------------------------------------------------------------------

o Scudder Tax Free Money Fund's fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year that began on January 1, 1999, and ended May 31, 1999, Scudder Tax Free Money Fund provided a 1.03% total return, while the Fund's 30-day net annualized yield at the end of May was 2.81%.

o To match the Fund's 2.81% 30-day net annualized yield as of May 31, investors in the 36% and 39.6% tax brackets would have had to earn 4.39% and 4.65%, respectively, from a comparable taxable investment.

o The Fund invests in a varied mix of short-term tax-exempt securities, including tax-exempt commercial paper and variable-rate demand notes.


                                Table of Contents

   3  Letter from the Fund's President   18  Notes to Financial Statements
   4  Portfolio Management Discussion    20  Report of Independent Accountants
   7  Glossary of Investment Terms       21  Tax Information
   9  Investment Portfolio               24  Officers and Trustees
  14  Financial Statements               25  Investment Products and Services
  17  Financial Highlights               26  Scudder Solutions


                         2 - Scudder Tax Free Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Tax Free Money Fund's abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year end from December 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November.

     During a period of increased volatility for the financial markets, Scudder Tax Free Money Fund continued to seek competitive income free from federal taxes and a stable $1.00 share price for its investors. On May 31, 1999, the Fund offered a 30-day net annualized yield of 2.81%, equivalent to 4.39% and 4.65%, respectively, for investors in the 36% and 39.6% federal tax brackets. Over its abbreviated fiscal year that began January 1, 1999, and ended May 31, 1999, the Fund provided a total return of 1.03%. A "flight to quality" during much of the period that spurred a large number of investors to turn to money market instruments and tended to depress short-term interest rates has subsided. This is indicated to us by the spread between the Fed Funds rate and the 90-day Treasury bill rate: As wide as one and a half percentage points in mid-October, the spread closed to a tenth of a percentage point as of May 31. Please read the Portfolio Management Discussion beginning on page 4 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Tax Free Money Fund


                        3 - Scudder Tax Free Money Fund

                         Portfolio Management Discussion

Dear Shareholders,

Through a period that included a massive "flight to quality," shifting interest rate stances by the Federal Reserve, a rising but volatile U.S. stock market, and a robust U.S. economy, Scudder Tax Free Money Fund provided shareholders with a stable $1.00 share price and a competitive tax-free yield. As of May 31, 1999, the Fund's 30-day net annualized yield was 2.81%. To match the Fund's 2.81% 30-day net annualized yield as of May 31, investors in the 36% and 39.6% tax brackets would have had to earn 4.39% and 4.65%, respectively, from a comparable taxable investment. Over its abbreviated fiscal year that began January 1, 1999, and ended May 31, 1999, the Fund provided a total return of 1.03%. The Fund's 12-month total return of 2.71% is roughly equivalent to the 2.72% average return of similar money market funds during the same period as tracked by Lipper Analytical Services, Inc.^1

                             The Markets Settle Down

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds and money market instruments led to significantly lower bond and money market yields. The Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability.

During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. Reflecting a healthy economy and investor expectations for continued growth, the Dow Jones average reached 10,560 by the close of the Fund's fiscal year. At the same time, the Federal Reserve was preparing to nudge interest rates higher (after the bond market had already done so) in an effort to head off inflationary pressures. The credit concerns that drove so much investor activity in late 1998 had gradually subsided.

                    Shorter Maturity in Light of Tight Supply

As reported last December, a vigorous U.S. economy has given many municipalities and state agencies (typical issuers of tax-free money market securities) the incentive and the ability -- with their healthier balance sheets -- to borrow longer-term at attractive rates rather than through the money markets. This was the primary reason for a significant shortage of supply of tax-exempt money market securities during the period. As a result (with the exception of a moderate extension during tax season, when rates are more attractive) we kept the Fund's average maturity shorter than usual during the period because we felt that money market yields at the longer end of our acceptable maturity range did

----------
^1 Lipper Analytical Services, Inc, is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.


                        4 - Scudder Tax Free Money Fund
not offer attractive value. The Fund's average maturity was 29 days on May 31, 1999, compared with 26 days on December 31, 1998.

                              Portfolio Allocation

Scudder Tax Free Money Fund's portfolio consists of a diversified mix of short-term tax-exempt securities, including tax-exempt commercial paper and variable-rate demand notes. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, they continue to comprise a significant portion (56%) of the portfolio. Tax-exempt commercial paper, the Fund's second largest holding at 41%, boosts stability by allowing the Fund to lock in relatively attractive rates over a period of one to three months.

                                     Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur in 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on short-term rate increases. Though we plan to extend the Fund's average maturity when the market offers sufficient value, we will maintain a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year:
The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the


                        5 - Scudder Tax Free Money Fund
world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly.

The Fund's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Fund for high current income free from federal taxes plus price stability and liquidity. We believe that a prudently managed money market fund such as Scudder Tax Free Money Fund can be a valuable part of a balanced investment portfolio.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.         Jerri I. Cohen


                                Scudder Tax Free
                                   Money Fund:
                          A Team Approach to Investing

   Scudder Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

   Lead Portfolio Manager Frank J. Rachwalski, Jr. joined the Adviser in 1973 and has over 26 years of experience in short-term fixed income investing and research. Mr. Rachwalski assumed responsibility for the Fund's investment strategy and operations in January 1998.

   Portfolio Manager Jerri I. Cohen joined the Adviser in 1981 and has 18 years of investment industry experience. Ms. Cohen joined the team in 1998.


                        6 - Scudder Tax Free Money Fund

                          Glossary of Investment Terms


COMMERCIAL PAPER           Short-term obligations with maturities ranging from
                           2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 4.9 years and interest rates decline by about 1% from present levels, the value of the portfolio would rise by about 4.9%, and vice versa.

GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment when it reaches maturity on that date.

MONEY MARKET               Market for short-term debt instruments, including
                           banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills. Money market instruments are traded through dealers, money center banks, and the Open
                           Market Trading Desk at the New York Federal Reserve
                           Bank. All of these instruments have a high level of safety and liquidity.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.



                       7 - Scudder Tax Free Money Fund

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

VARIABLE RATE DEMAND       A note representing borrowings (usually from a
NOTE                       commercial bank) that is payable on demand and that
                           bears interest tied to a money market rate, usually the bank's prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        8 - Scudder Tax Free Money Fund

                     Investment Portfolio as of May 31, 1999

                                                                                                          Principal      Market
                                                                                                          Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------------

Arizona

Apache County, AZ, Industrial Development Revenue, Tuscan Electric Co., Springville Project:
  Weekly Demand Note, Series 1983 B, 3.40%, 12/15/2018* .................................................   2,500,000   2,500,000
  Weekly Demand Note, Series 1985 A, 3.35%, 12/1/2020* ..................................................   1,500,000   1,500,000
Salt River Project Agricultural Improvement and Power District, Tax Exempt Commercial Paper,
  3.20%, 8/11/1999 ......................................................................................   3,300,000   3,300,000

Colorado

Colorado Student Loan Revenue Authority, Weekly Demand Note, AMT, 3.40%, 9/1/2024* ......................   2,700,000   2,700,000
Platte River Power Authority:
  Tax Exempt Commercial Paper, 3.25%, 8/17/1999 .........................................................   3,000,000   3,000,000
  Tax Exempt Commercial Paper, 3.25%, 8/19/1999 .........................................................   3,000,000   3,000,000

Delaware

New Castle County, DE, Pollution Control Revenue, General Motors Project, Weekly Demand
  Note, 3.35%, 10/1/2008* ...............................................................................   2,340,000   2,340,000

District of Columbia

District of Columbia, General Obligation, Daily Demand Note, 3.45%, 10/1/2007* ..........................   5,958,000   5,958,000

Florida

Collier County, FL, Health Facilities Authority, Cleveland Clinic Health System, Daily Demand
  Note, 3.20%, 1/1/2033* ................................................................................   2,500,000   2,500,000
Florida Municipal Power Agency, Tax Exempt Commercial Paper, 3.15%, 8/12/1999 ...........................   4,000,000   4,000,000
Hillsborough, FL, Industrial Development Authority, Tampa Electric Company, Daily Demand
  Note, AMT, 3.50%, 11/1/2020* ..........................................................................   1,800,000   1,800,000
Orange County, FL, Health Facilities Authority, Presbyterian Retirement Communities, Weekly
  Demand Note, 3.30%, 11/1/2028* ........................................................................   3,000,000   3,000,000
Orlando, FL, Capital Improvement Revenue, Tax Exempt Commercial Paper, 3.45%, 6/7/1999 ..................   2,000,000   2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative Finance Corp.,
  Weekly Demand Note, 3.35%, 3/15/2014* .................................................................   2,390,000   2,390,000
Sunshine State, FL, Governmental Financing Commission, Tax Exempt Commercial Paper, 3.10%,
  7/13/1999 (b) .........................................................................................   3,500,000   3,500,000

Georgia

Fayette County, GA, Educational Facilities Revenue, Catholic School Properties Inc. Project,
  Weekly Demand Note, 3.30%, 4/1/2024* ..................................................................   5,000,000   5,000,000
Gainsville Redevelopment Authority, Riverside Military Academy, Weekly Demand Note, 3.30%,
  1/1/2023* .............................................................................................   2,000,000   2,000,000
Municipal Electric Authority of Georgia, Tax Exempt Commercial Paper, 3.30%, 6/14/1999 ..................   3,500,000   3,500,000

    The accompanying notes are an integral part of the financial statements.

                        9 - Scudder Tax Free Money Fund


                                                                                                 Principal     Market
                                                                                                 Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------------------

Illinois

Illinois Development Finance Authority:
  Molex Inc. Project, Weekly Demand Note, 3.30%, 7/1/2005* ...................................   1,000,000   1,000,000
  Pollution Control Revenue, Weekly Demand Note, AMT, 3.35%, 4/1/2032 (b)* ...................   1,700,000   1,700,000
Illinois Educational Facilities Authority:
  National College of Education, Weekly Demand Note, 3.25%, 5/1/2019* ........................   2,200,000   2,200,000
  Tax Exempt Commercial Paper, 3.25%, 8/12/1999 ..............................................   2,500,000   2,500,000
Illinois Health Facilities Authority, Victory Health Services, Tax Exempt Commercial Paper,
  3.25%, 9/7/1999 ............................................................................   2,500,000   2,500,000

Indiana

Indiana Health Facilities Financing Authority, Community Mental Health Facility, Weekly Demand
  Note, 3.25%, 11/1/2020 (b)* ................................................................   3,965,000   3,965,000
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service Co., Tax Exempt
  Commercial Paper, 3.20%, 7/23/1999 .........................................................   3,500,000   3,500,000

Kentucky

Danville, KY, Multi-City Lease Revenue, Tax Exempt Commercial Paper, 3.15%, 7/9/1999 .........   4,960,000   4,960,000
Mason County, KY, East Kentucky Power Cooperative, Pollution Control Revenue, Weekly
  Demand Note, 3.35%, 10/15/2014* ............................................................   3,000,000   3,000,000
Mayfield, KY, Multi-City Lease Revenue, Kentucky League of Cities Funding Trust, Weekly
  Demand Note, 3.40%, 7/1/2026* ..............................................................   4,400,000   4,400,000
Pendleton County, KY, Multi-County Lease Revenue:
  Tax Exempt Commercial Paper, 3.10%, 7/19/1999 ..............................................   4,000,000   4,000,000
  Tax Exempt Commercial Paper, 3.10%, 7/21/1999 ..............................................   2,600,000   2,600,000

Louisiana

West Baton Rouge Parish, Dow Chemical Project, Tax Exempt Commercial Paper, 3.25%,
  8/11/1999 ..................................................................................   3,700,000   3,700,000

Maine

Maine Educational Loan Marketing Corporation, Student Loan Revenue, Weekly Demand Note,
  AMT, 3.25%, 5/1/2032 (b)* ..................................................................   2,000,000   2,000,000

Maryland

Baltimore County, MD, Oak Crest Village Inc. Project, Weekly Demand Note, 3.50%, 1/1/2029* ...   3,000,000   3,000,000

Michigan

Michigan Strategic Fund, Hope Network Project, Weekly Demand Note, 3.35%, 9/1/2023* ..........   4,185,000   4,185,000
Wayne Charter County, MI, Airport Revenue, Detroit Metropolitan County, Weekly Demand
  Note, AMT, 3.25%, 12/1/2016* ...............................................................   2,815,000   2,815,000

Minnesota

Cottage Grove, MN, Minnesota Mining and Manufacturing, Weekly Demand Note, 3.73%,
  8/1/2012* ..................................................................................   1,100,000   1,100,000

    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Tax Free Money Fund

                                                                                                Principal      Market
                                                                                               Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------

Missouri

Missouri Environmental Improvement & Energy Resources Authority, Tax Exempt Commercial
  Paper, 3.20%, 6/14/1999 ..................................................................    3,000,000    3,000,000
St. Louis, MO, Airport Revenue Municipal Securities Trust Receipts, Weekly Demand Note, AMT,
  3.36%, 7/1/2022 (b)* .....................................................................    3,000,000    3,000,000

Nevada

Las Vegas Valley Water District:
  Tax Exempt Commercial Paper, 3.40%, 6/11/1999 ............................................    3,000,000    3,000,000
  Tax Exempt Commercial Paper, 3.15%, 7/20/1999 ............................................    3,000,000    3,000,000
  Tax Exempt Commercial Paper, 3.25%, 7/21/1999 ............................................    3,500,000    3,500,000

New Jersey

Salem County, NJ, Industrial Pollution Control Financing Authority, E.I. du Pont de Nemours
  and Co., Weekly Demand Note, 3.80%, 3/1/2012* ............................................   11,400,000   11,400,000

New York

Nassau County, NY, Tax Anticipation Notes:
  Series B, 3.50%, 8/18/1999 ...............................................................    4,300,000    4,303,927
  Series C, 3.50%, 12/22/1999 ..............................................................    1,300,000    1,302,812

North Dakota

Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp., United Power,
  Weekly Demand Note, 3.35%, 8/15/2014* ....................................................    2,950,000    2,950,000

Oklahoma

Oklahoma Development Finance Authority, LGX Project, Weekly Demand Note, AMT, 3.42%,
  6/1/2018* ................................................................................    3,200,000    3,200,000

Pennsylvania

Bucks County, PA, Oxford Falls Plaza Project, Weekly Demand Note, 3.50%, 10/1/2014* ........    9,100,000    9,100,000
Delaware Valley, PA, Regional Finance Authority Revenue, Weekly Demand Note, 3.20%,
  8/1/2016* ................................................................................    5,000,000    5,000,000
Pennsylvania, General Obligation, Tax Exempt Commercial Paper, 3.20%, 8/11/1999 ............    3,700,000    3,700,000
Pennsylvania Higher Education Assistance Agency:
  Student Loan Revenue, Weekly Demand Note, AMT, 3.40%, 3/1/2027* ..........................    2,000,000    2,000,000
  University of Pennsylvania Health Services, Weekly Demand Note, 3.45%, 1/1/2026* .........    5,500,000    5,500,000

South Carolina

South Carolina Public Service Authority, Tax Exempt Commercial Paper, 3.20%, 8/12/1999 .....    3,500,000    3,500,000

Tennessee

Clarksville, TN, Public Building Authority, Pooled Financings, Weekly Demand Note, 3.25%,
  6/1/2024* ................................................................................    3,800,000    3,800,000
Maury County, TN, Industrial Development Board Water Facility Revenue, Saturn Corp. ........
  Project, Weekly Demand Note, AMT, 3.40%, 6/1/2027* .......................................    2,880,000    2,880,000

    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder Tax Free Money Fund

                                                                                              Principal     Market
                                                                                              Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------

Texas

Austin, TX, Utility System, Tax Exempt Commercial Paper, 3.25%, 6/14/1999 .................   3,500,000   3,500,000
Brazos River Authority, TX, Pollution Control Revenue, Daily Demand Note, AMT, 3.50%,
  6/1/2030 (b)* ...........................................................................   4,400,000   4,400,000
Camp County, TX, Industrial Development Pollution Control Revenue, Texas Oil & Gas
  Corp., Weekly Demand Note, 3.40%, 12/1/2013* ............................................   2,500,000   2,500,000
Harris County, TX, SCH Health Care System, Tax Exempt Commercial Paper:
  3.20%, 7/26/1999 ........................................................................   4,400,000   4,400,000
  3.15%, 7/20/1999 ........................................................................   3,600,000   3,600,000
Houston, TX, Water and Sewer System:
  Tax Exempt Commercial Paper, 3.25%, 7/15/1999 ...........................................   4,000,000   4,000,000
  Tax Exempt Commercial Paper, 3.25%, 7/19/1999 ...........................................   3,100,000   3,100,000
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue:
  Weekly Demand Note, AMT, Series 1997 Y, 3.25%, 10/1/2002* ...............................   2,500,000   2,500,000
  Weekly Demand Note, AMT, Series 1995 A, 3.25%, 6/1/2025* ................................   1,900,000   1,900,000
San Antonio, TX, Electric & Gas Municipal Securities Trust Receipts:
  SG #79, Weekly Demand Note, Series 1996, 3.32%, 2/1/2018 (b)* ...........................   2,000,000   2,000,000
  SGA #48, Weekly Demand Note, 3.33%, 2/1/2020* ...........................................   2,000,000   2,000,000
San Antonio, TX, Industrial Development Authority, River Center Associates Project, Weekly
  Demand Note, 3.30%, 12/1/2012* ..........................................................   3,100,000   3,100,000
State of Texas, Tax and Revenue Anticipation Note, 4.50%, 8/31/1999 .......................   3,000,000   3,008,670
Texas Municipal Power Agency:
  Tax Exempt Commercial Paper, 3.30%, 7/20/1999 ...........................................   4,000,000   4,000,000
  Tax Exempt Commercial Paper, 3.15%, 7/21/1999 ...........................................   3,500,000   3,500,000
  Tax Exempt Commercial Paper, 3.25%, 7/22/1999 ...........................................   3,000,000   3,000,000
Texas Public Finance Authority, Tax Exempt Commercial Paper, 3.10%, 7/20/1999 .............   4,000,000   4,000,000
University of Texas:
  Tax Exempt Commercial Paper, 3.25%, 7/19/1999 ...........................................   2,300,000   2,300,000
  Tax Exempt Commercial Paper, 3.25%, 7/21/1999 ...........................................   1,800,000   1,800,000

Utah

Utah Board of Regents, Student Loan Revenue, Weekly Demand Note, AMT, 3.35%,
  11/1/2013 (b)* ..........................................................................   2,500,000   2,500,000

Virginia

Virginia Port Authority Facility, Municipal Trust Receipts, Weekly Demand Note, AMT, 3.39%,
  7/1/2024 (b)* ...........................................................................   2,605,000   2,605,000

    The accompanying notes are an integral part of the financial statements

                        12 - Scudder Tax Free Money Fund

                                                                                             Principal       Market
                                                                                             Amount ($)     Value ($)
----------------------------------------------------------------------------------------------------------------------

West Virginia

Randolph County, WV, Industrial Development Revenue, Allegheny Wood Products Project,
  Weekly Demand Note, AMT, 3.42%, 12/1/2007* ............................................     2,920,000     2,920,000

Wisconsin

Eau Claire, WI, Solid Waste Revenue, Pope & Talbot Inc. Project, Weekly Demand Note, AMT,
  3.45%, 11/1/2014* .....................................................................     2,400,000     2,400,000
Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing:
  Weekly Demand Note, Series 1983, 3.73%, 12/1/2001* ....................................       900,000       900,000
  Weekly Demand Note, Series 1982, 3.73%, 8/1/2017* .....................................     2,300,000     2,300,000
Whitewater, WI, Industrial Development, MacLean Fogg Project, Weekly Demand Note, 3.50%,
  12/1/2009* ............................................................................     1,000,000     1,000,000
----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $254,483,409) (a)                                              254,483,409
----------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $254,483,409.

(b)  Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     AMT: Subject to alternative minimum tax.

    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of May 31, 1999


Assets
------------------------------------------------------------------------------------------------------------
                  Investments, at value (amortized cost $254,483,409) ....................   $ 254,483,409
                  Cash ...................................................................       2,794,446
                  Receivable for investments sold ........................................         200,003
                  Interest receivable ....................................................       1,318,117
                  Receivable for Fund shares sold ........................................       5,181,706
                  Other assets and receivables ...........................................         104,727
                                                                                             -------------
                  Total assets ...........................................................     264,082,408
Liabilities
------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed .......................................       6,465,231
                  Dividends payable ......................................................          39,111
                  Accrued management fee .................................................          85,941
                  Other payables and accrued expenses ....................................         108,967
                                                                                             -------------
                  Total liabilities ......................................................       6,699,250
                  ------------------------------------------------------------------------------------------
                  Net assets, at value ...................................................   $ 257,383,158
                  ------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net realized loss ..........................................        (702,940)
                  Paid-in capital ........................................................     258,086,098
                  ------------------------------------------------------------------------------------------
                  Net assets, at value ...................................................   $ 257,383,158
                  ------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($257,383,158 /
                    257,215,052 outstanding shares of beneficial interest, $.01 par value,   ---------------
                    unlimited number of shares authorized) ...............................   $        1.00
                                                                                             ---------------

    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder Tax Free Money Fund

                            Statements of Operations


                                                                            Five Months
                                                                               Ended          Year Ended
                                                                           May 31, 1999      December 31,
Investment Income                                                            (Note D)            1998
------------------------------------------------------------------------------------------------------------
              Interest ............................................       $   3,301,932     $   9,075,116
                                                                          ----------------  ----------------
              Expenses:
              Management fee ......................................             530,612         1,284,548
              Services to shareholders ............................             113,960           280,553
              Custodian and accounting fees .......................              39,072            85,557
              Trustees' fees and expenses .........................              18,352            36,733
              Reports to shareholders .............................              19,240            26,385
              Auditing ............................................              40,848            42,405
              Registration fees ...................................              14,948            53,116
              Legal ...............................................               5,180             5,382
              Other ...............................................              10,768            24,140
                                                                          ----------------  ----------------
              Total expenses before reductions ....................             792,980         1,838,819
              Expense reductions ..................................            (103,184)         (167,229)
                                                                          ----------------  ----------------
              Expenses, net .......................................             689,796         1,671,590
              ----------------------------------------------------------------------------------------------
              Net investment income                                           2,612,136         7,403,526
              ----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------
              Net realized gain (loss) from investments                              --            (3,898)
              ----------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------
              Net increase (decrease) in net assets resulting from
              operations                                                  $   2,612,136     $   7,399,628
              ----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder Tax Free Money Fund

                       Statements of Changes in Net Assets


                                                                          Five Months
                                                                             Ended
                                                                          May 31, 1999          Years Ended December 31,
Increase (Decrease) in Net Assets                                           (Note D)             1998              1997
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..............................   $     2,612,136    $     7,403,526    $     6,849,299
                 Net realized loss from investment transactions .....              --               (3,898)            (2,932)
                                                                        ---------------    ---------------    ---------------
                 Net increase in net assets resulting from operations         2,612,136          7,399,628          6,846,367
                                                                        ---------------    ---------------    ---------------
                 Distributions to shareholders from net investment
                    income...........................................        (2,614,750)        (7,401,457)        (6,849,299)
                                                                        ---------------    ---------------    ---------------
                 Fund share transactions at net asset value of $1.00
                    per share:
                 Shares sold ........................................       702,916,893      1,093,015,777        815,443,293
                 Shares issued to shareholders in reinvestment of
                    distributions....................................         2,401,066          6,769,820          6,236,249
                 Shares redeemed ....................................      (696,770,475)    (1,134,001,313)      (758,866,018)
                                                                        ---------------    ---------------    ---------------
                 Net increase (decrease) in net assets from Fund
                    share transactions...............................         8,547,484        (34,215,716)        62,813,524
                                                                        ---------------    ---------------    ---------------
                 Increase (decrease) in net assets ..................         8,544,870        (34,217,545)        62,810,592
                 Net assets at beginning of period ..................       248,838,288        283,055,833        220,245,241
                                                                        ---------------    ---------------    ---------------
                 Net assets at end of period ........................   $   257,383,158    $   248,838,288    $   283,055,833
                                                                        ---------------    ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

                        16 - Scudder Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Five Months
                                                     Ended May 31,
                                                         1999                      Years Ended December 31,
                                                       (Note D)       1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------
Net asset value, beginning of period ..............   $1.000        $ 1.000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                    --------------------------------------------------------------------------
Net investment income                                   .010           .029       .031        .029        .032       .022
Less distributions from net investment income (a)..    (.010)         (.029)     (.031)      (.029)      (.032)     (.022)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ....................   $1.000        $ 1.000    $ 1.000     $ 1.000     $ 1.000    $ 1.000
                                                    --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................................     1.03(b)**      2.92(b)    3.10(b)     2.91(b)     3.27       2.26
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............      257            249        283         220         239        257
Ratio of operating expenses net, to average
  daily net assets (%).............................     .65*            .65        .65         .70         .75        .77
Ratio of operating expenses before expense
  reductions to average daily net assets...........     .75*            .71        .76         .75         .75        .77
Ratio of net investment income to average daily
  net assets (%) ..................................    2.46*           2.87       3.06        2.86        3.21       2.24

(a)  Net realized capital gains (losses) were less than 6/10 of 1 cent per share.
(b)  Total returns may have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

                        17 - Scudder Tax Free Money Fund

                         Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $703,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2000 ($7,000), May 31, 2001 ($29,000), May 31, 2002 ($38,000), May 31, 2003
($78,000), May 31, 2004 ($544,000), May 31, 2005 ($3,000) and May 31, 2006
($4,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Adviser has

                        18 - Scudder Tax Free Money Fund
agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until September 30, 1999. For the five months ended May 31, 1999, the Adviser did not impose a portion of its fee, amounting to $103,184, and the portion imposed amounted to $427,428, equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets. For the year ended December 31, 1998, the Adviser did not impose a portion of its fee amounting to $167,229, and the portion imposed amounted to $1,117,319, equivalent to an effective rate of 0.43% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SSC aggregated $79,169, and included in other assets and receivables at May 31, 1999 is $80,304 which is due from SSC. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $201,755.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $19,148, of which $3,841 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $46,090.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the five months ended May 31, 1999, Trustees' fees and expenses aggregated $18,352. For the year ended December 31, 1998, the Trustees' fees and expenses aggregated $36,733.

                                C. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               D. Year End Change

On August 10, 1998, the Board of Directors of the Trust changed the fiscal year end of the Fund from December 31 to May 31.


                        19 - Scudder Tax Free Money Fund

                        Report of Independent Accountants

To the Trustees and Shareholders of the Scudder Tax Free Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
July 22, 1999


                        20 - Scudder Tax Free Money Fund

                                 Tax Information

Of the dividends paid from net investment income for the taxable year ended May 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.





                        21 - Scudder Tax Free Money Fund

                                      This Page
                                    intentionally
                                     left blank.








                        22 - Scudder Tax Free Money Fund

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                                    intentionally
                                     left blank.






                        23 - Scudder Tax Free Money Fund

                                Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business
Ethics, Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                          *Scudder Kemper Investments, Inc.


                        24 - Scudder Tax Free Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder Tax Free Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Tax Free Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder Tax Free Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER